United States
                              SECURITIES AND EXCHANGE COMMISSION

                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                              Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934

                                Date of Report: March 4, 1998

                             SOUTHWESTERN BELL TELEPHONE COMPANY

                                    A Missouri Corporation

                                  Commission File No. 1-2346

                                 IRS Employer No. 43-0529710

                        175 E. Houston, San Antonio, Texas 78205-2233

                               Telephone Number (210) 821-4105

Item 5.  Other Events:

Southwestern   Bell  Telephone  Company  (SWBell)  hereby  files  the  following unaudited financial information with the Securities and Exchange Commission:


----------------------------------------------------------------------------------------                              ----------
Supplemental Financial Data

----------------------------------------------------------------------------------------
Southwestern Bell Telephone Company
--------------------------------------------------------------------------------------------------
Dollars in millions           Three Months Ended                 Twelve Months Ended
                              ---------------------------------  ---------------------------------
Unaudited                        12/31/97   12/31/96     % Chg     12/31/97(1)   12/31/96     % Chg
---------------------------------------------------------------  ---------------------------------
Operating Revenues
  Local service                  $  1,339   $  1,223      9.5%      $  5,237   $  4,718     11.0%
  Network access - Interstate         545        544      0.2%         2,176      2,145      1.4%
  Network access - Intrastate         265        272     -2.6%         1,078      1,099     -1.9%
  Long-distance service               183        227    -19.4%           803        883     -9.1%
  Other                               276        256      7.8%         1,019        888     14.8%
--------------------------------------------------------------------------------------------------
    Total Operating Revenues        2,608      2,522      3.4%        10,313      9,733      6.0%
--------------------------------------------------------------------------------------------------
  Cash Operating Expenses           1,759      1,488     18.2%         6,194      5,448     13.7%
--------------------------------------------------------------------------------------------------
EBITDA *                              849      1,034    -17.9%         4,119      4,285     -3.9%
--------------------------------------------------------------------------------------------------
Depreciation and amortization         487        458      6.3%         1,927      1,795      7.4%

--------------------------------------------------------------------------------------------------
     Total Operating Expenses        2,246      1,946     15.4%         8,121      7,243     12.1%
--------------------------------------------------------------------------------------------------
Operating Income                      362        576    -37.2%         2,192      2,490    -12.0%
--------------------------------------------------------------------------------------------------
Net Income                            190        316    -39.9%         1,187      1,369    -13.3%
==================================================================================================

* EBITDA = Earnings Before  Interest,  Taxes,  Depreciation and Amortization
(1)1997 results include charges for several items including strategic initiatives, as well as ongoing integration costs resulting from the strategic initiatives, and customer number portability expenses since the merger of SBC Communications, Inc. and Pacific Telesis Group, and the gain on the sale of SWBell's interest in Bell Communications Research, Inc. Excluding these items, SWBell reported an adjusted net income of $1,468 for 1997.


SOUTHWESTERN BELL TELEPHONE COMPANY
-----------------------------------------------------------------------------------------------------
BALANCE SHEETS
Dollars in millions
                                                                        -----------------------------
Unaudited
-----------------------------------------------------------------------------------------------------
                                                                        December 31,    December 31,
                                                                     --------------------------------
                                                                              1997            1996
-----------------------------------------------------------------------------------------------------
Assets
Current Assets
Cash and cash equivalents                                             $         79     $          69
Accounts receivable - net of allowances for
     uncollectibles of $33 and $23                                           1,819             1,674
Prepaid Expenses                                                               156               168
Deferred charges                                                                39                35
Deferred income taxes                                                          192                96
Other current assets                                                           167               137
-----------------------------------------------------------------------------------------------------
Total current assets                                                         2,452             2,179
-----------------------------------------------------------------------------------------------------
Property, Plant and Equipment - at cost                                     31,011            29,347
 Less: Accumulated depreciation and amortization                            18,460            17,588
-----------------------------------------------------------------------------------------------------
Property, Plant and Equipment - Net                                         12,551            11,759
-----------------------------------------------------------------------------------------------------
Other Assets                                                                    11                30
-----------------------------------------------------------------------------------------------------
Total Assets                                                          $     15,014     $      13,968
-----------------------------------------------------------------------------------------------------

Liabilities and Shareowner's Equity
Current Liabilities
Debt maturing within one year                                         $        645     $         921
Accounts payable and accrued liabilities                                     3,041             2,517
-----------------------------------------------------------------------------------------------------
Total current liabilities                                                    3,686             3,438
-----------------------------------------------------------------------------------------------------
Long-Term Debt                                                               4,824             4,265
-----------------------------------------------------------------------------------------------------

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes                                                          383               209
Postemployment benefit obligation                                            2,574             2,646
Unamortized investment tax credits                                             224               255
Other noncurrent liabilities                                                   305               269
-----------------------------------------------------------------------------------------------------
Total deferred credits and other noncurrent liabilities                      3,486             3,379
-----------------------------------------------------------------------------------------------------

Shareowner's Equity
Common stock - one share, no par value                                           1                 1
Paid-in surplus                                                              2,745             3,687
Retained earnings (deficit)                                                    272              (802)
-----------------------------------------------------------------------------------------------------
Total shareowner's equity                                                    3,018             2,886
-----------------------------------------------------------------------------------------------------
Total Liabilities and Shareowner's Equity                             $     15,014     $      13,968
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Southwestern Bell Telephone Company

                                             /s/Donald E.Kiernan
                                             Donald E. Kiernan
                                             Vice President


March 4, 1998